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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        DATE OF REPORT: FEBRUARY 15, 2001
              (DATE OF EARLIEST EVENT REPORTED: FEBRUARY 15, 2001)

                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



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

              DELAWARE                                  1-11234                             76-0380342
    (State or other jurisdiction                      (Commission                        (I.R.S. Employer
          of incorporation)                          File Number)                       Identification No.)
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                          500 Dallas Street, Suite 1000
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  713-369-9000
              (Registrant's telephone number, including area code)


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ITEM 9.   REGULATION FD DISCLOSURE.

         In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On February 15, 2001, representatives of Kinder Morgan, Inc. (the "Company"), a subsidiary of which serves as general partner of Kinder Morgan Energy Partners, L.P. (the "Partnership"), and the Partnership intend to discuss at the UBS Warburg Energy Conference at approximately 8:00 a.m. Eastern Standard Time various strategic and financial issues relating to the business plans and objectives of the Company and the Partnership. Prior to the meeting, interested parties will be able to view the materials presented at the meeting by visiting the Company's web site at www.kindermorgan.com/presentations/KMI/ubswarburg02152001/index.html.

         The Company and the Partnership intend to update the information furnished pursuant to this Item from time to time as circumstances require. These updates will be furnished with the Securities and Exchange Commission under Item 9 and posted on the referenced web site substantially contemporaneously. Interested parties will be able to review the referenced web site or the files of the Securities and Exchange Commission located at www.sec.gov to determine if the information furnished pursuant to this Item has been updated.

         Regulation FD became effective on October 23, 2000, and the Company and the Partnership have established their respective policies and procedures to ensure compliance with Regulation FD. The Company and the Partnership may modify their respective approach at any time as the interpretative guidance on, and application of, Regulation FD develop. In the event of a change in approach, such change will be furnished under Item 9 of a Form 8-K and posted on the Company's web site substantially contemporaneously.


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                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KINDER MORGAN ENERGY PARTNERS, L.P.

                                       By: KINDER MORGAN G.P., INC.,
                                           its general partner


Dated: February 14, 2001               By: /s/ JOSEPH LISTENGART
                                          --------------------------------------
                                            Joseph Listengart
                                            Vice President, General Counsel and
                                            Secretary


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